UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

PIKE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32582	20-3112047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pike Way

Mount Airy, NC 27030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2013, Pike Corporation (the “Company”) entered into a Second Amendment to Credit Agreement with Regions Bank, as administrative agent, the lenders party thereto, and certain subsidiaries of the Company as guarantors (the “Second Amendment”). The Second Amendment amends certain terms of the Company’s Credit Agreement, dated as of August 24, 2011, with a syndicate of banks and other financial institutions, including Regions Bank, as a lender and as administrative agent and collateral agent, First Tennessee Bank, N.A., as a lender and as syndication agent, Compass Bank, as a lender and as co-syndication agent, SunTrust Bank, as a lender and as documentation agent, and Bank of America, N.A., as a lender and as co-documentation agent (as amended by that certain First Amendment to Credit Agreement and Limited Consent, dated as of November 4, 2013 (the “First Amendment”), the “Credit Agreement”). The Credit Agreement provides for a $275,000,000 secured revolving line of credit. Copies of the Credit Agreement and the First Amendment were attached as Exhibit 10.1 to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 30, 2011 and November 6, 2013, respectively. The Second Amendment (i) restates the leverage covenant ratio in the Credit Agreement and (ii) provides for a lender to be compensated if there is a change in law relating to “liquidity” that results in a reduction to the rate of return on such lender’s capital as a consequence of the Credit Agreement.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the contents of such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item and included in Item 1.01 is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit Agreement, dated as of December 17, 2013, among Pike Corporation, the guarantors party thereto, Regions Bank, as administrative agent, and the lenders party thereto

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE CORPORATION

Date: December 20, 2013	By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
December 17, 2013	1-32582

PIKE CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit Agreement, dated as of December 17, 2013, among Pike Corporation, the guarantors party thereto, Regions Bank, as administrative agent, and the lenders party thereto